事業讓渡合約書

立約人： AJ GREENTECH HOLDING Ltd. （以下稱甲方）

立約人： 李冠瑩 （以下稱乙方）

茲經雙方合意進行營業讓與或技術入股之磋商，特訂**事業讓渡合約書**如后，俾資共同遵守：

一、乙方應讓與其＿＿行車安全管理系統＿＿予甲方或甲方指定之公司，包括所有相關不論有形或無形之財產，亦包括且不限於技術團隊、客戶資料、軟硬體設施、智慧財產等(以下簡稱讓與標的)以取得甲方之股權或作為以技術入股甲方之對價。

二、雙方同意秉持積極和善態度進行讓與或技術入股之磋商，並同意於104年12月31日前由甲方發行新股計500,000股予乙方，做為營業讓與或技術入股之對價。

三、本案雙方參與人員不得將因參與本案而知悉或持有之一切資料洩露予第三人知悉或利用，即使本案嗣後因故而未完成讓與或技術入股時亦同。但得到他方書面同意者，不在此限。

四、本案所涉及之人員聘僱等其他相關細節及雙方之權利義務，俟雙方協商完成後，再一併於經理人委任合約中約定。

五、如因本意向書涉訟，甲乙雙方同意以甲方所在地之地方法院為第一審管轄法院

立契約書人

甲方

公司名稱：AJ GREENTECH HOLDING Ltd.

代 表 人：朱立安 朱立安

地 址：136-20 38th Ave. #3G.
Flushing, NY. 11354,
U.S.A.

乙方

姓 名：李冠瑩

身份證字號：A120488994

戶籍地址 ：台北市吳興街384號

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